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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                    FORM 8-K
                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) November 26, 1996


                          KOLL REAL ESTATE GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

               0-17189                       02-0426634
          (Commission File Number) (I.R.S. Employer Identification No.)



4343 Von Karman Avenue, Newport Beach, California         92660
(Address of principal executive offices)               (Zip Code)


                                 (714) 833-3030
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
                         (Former Name or Former Address,
                          if Changed Since Last Report)

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Item 5.  OTHER EVENTS

       On November 26, 1996, the Registrant issued a press release, a copy of which is attached hereto and is incorporated herein by reference.

       Certain projected financial information was prepared by the Registrant and made available, on a confidential basis, to certain of the Registrant's security holders during discussions with such parties regarding the proposed transaction described in the attached press release. Certain of such information provided is attached hereto and is incorporated herein by reference.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

       (b)     Projected Financial Information

       (c)     Exhibits:

       Exhibits No.           Description
       ------------           -----------

       99.1              Press Release, issued November 26, 1996.

       99.2              Projected Financial Information dated August 1, 1996.



                                       2.
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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   KOLL REAL ESTATE GROUP, INC.



Date:  November 26, 1996           By  /s/ Raymond J. Pacini
                                      ------------------------------
                                      Raymond J. Pacini
                                      Executive Vice President and
                                      Chief Financial Officer


                                       3.